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                                                                    EXHIBIT 10.4












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RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:
HARDIN G. HALSEY, ESQ.
WOMBLE CARLYLE SANDRIDGE & RICE, PLLC
ONE WEST FOURTH STREET
WINSTON-SALEM, NC  27101
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                              ASSIGNMENT OF LEASES

                                  DEFINED TERMS

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                                                   LOAN:  A first  mortgage  loan in an  aggregate  amount  of  $90,000,000.00
EXECUTION DATE:   December 30, 2003                consisting  of (i) a  $74,000,000.00  Loan ("  Metropolitan  Loan  A") from
                                                   Metropolitan Life Insurance Company to Assignor,  (ii) a $6,000,000.00 Loan
                                                   from MetLife Bank,  N.A. to Assignor  ("Bank Loan A";  Metropolitan  Loan A
                                                   and Bank  Loan A are  sometimes  collectively  referred  to herein as "Loan
                                                   A"), (iii) a $9,000,000.00 Loan  ("Metropolitan  Loan B") from Metropolitan
                                                   Life  Insurance  Company to Assignor,  and (iv) a  $1,000,000.00  Loan from
                                                   MetLife  Bank,  N.A. to Assignor  ("Bank Loan B";  Metropolitan  Loan B and
                                                   Bank Loan B are sometimes collectively referred to herein as "Loan B").
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ASSIGNOR:  Atlantic Center Plaza,  LLC, a Georgia limited  liability  company,  whose address is c/o Pope & Land  Enterprises,
Inc., 3225 Cumberland Boulevard, Suite 400, Atlanta, GA  30339.
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ASSIGNEE:
Metropolitan Life Insurance Company,                                       c/o Metropolitan Life Insurance Company
a New York corporation,                                                    2400 Lakeview Parkway, Suite 400
and MetLife Bank, N.A.,                                                    Alpharetta, Georgia 30004
a national banking association                                    And      Attention: Vice-President or
c/o 10 Park Avenue                                                                     Associate General Counsel
Morristown, New Jersey 07960
Attention: Senior Vice-President Real Estate Investments
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NOTE OR NOTES: (i) The promissory note dated as of the Execution Date made by
Assignor to the order of Metropolitan Life Insurance Company in the principal amount of $74,000,000.00 ("Metropolitan Note A"), (ii) the promissory note dated as of the Execution Date made by Assignor to the order of MetLife Bank, N.A. in the principal amount of $6,000,000.00 ("Bank Note A"; the Metropolitan Note A
and the Bank Note A are sometimes collectively referred to herein as "Note A"),
(iii) the promissory note dated as of the Execution Date made by Assignor to the order of Metropolitan Life Insurance Company in the principal amount of
$9,000,000.00 (" Metropolitan Note B"), and (iv) the promissory note dated as of the Execution Date made by Assignor to the order of MetLife Bank, N.A. in the principal amount of $1,000,000.00 ("Bank Note B"; the Metropolitan Note B and
the Bank Note B are sometimes collectively referred to herein as "Note B") . The
Notes have a Maturity Date of December 1, 2006.

DEED TO SECURE DEBT: A Deed To Secure Debt, Security Agreement and Fixture
Filing dated as of the Execution Date, executed by Assignor to Assignee securing repayment of the Note. The Deed To Secure Debt will be recorded in the records of the County in which the Property is located.
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THIS ASSIGNMENT OF LEASES (this "Agreement") is entered into by Assignor as of the Execution Date in favor of Assignee and affects the Property as hereinafter described. Certain terms used in this Agreement are defined in the Defined Terms on page 1.

                                 R E C I T A L S

         A. Assignee has loaned or will loan to Assignor the Loan which is evidenced by the Note and includes all extensions, renewals, modifications and amendments. The payment of the Note is secured by the Deed To Secure Debt which encumbers Assignor's interest in the real property described in EXHIBIT A attached to this Agreement (the "Land") and Assignor's interest in the improvements and personal property and equipment situated on the Land (the
"Improvements") (collectively, the "Property"); and

         B. Assignor desires to absolutely, presently and unconditionally assign to Assignee all of its right, title and interest in and to (i) all leases which now exist that are described in EXHIBIT B attached to this Agreement, (ii) all leases entered into after the date of this Agreement, (iii) all lease extensions, modifications, amendments, expansions and renewals of the leases described in (i) and (ii), and (iv) all guarantees of lessees' obligations and extensions, modifications, amendments and renewals of any guarantees of any of the leases. The documents described in this Recital B are collectively referred to as the "Leases".

NOW THEREFORE, in consideration of the Recitals and for good and valuable consideration, Assignor agrees with Assignee and its successors and assigns as follows:

         1. PAYMENT OF NOTE. Assignor desires to secure (a) the timely payment of the principal of and interest on the Note and all other indebtedness secured by the Deed To Secure Debt; and (b) the full compliance with the terms, conditions, covenants and agreements contained in the Note, the Deed To Secure
Debt and the other documents executed by Assignor in connection with the Loan.

         2. PRESENT AND ABSOLUTE ASSIGNMENT OF LEASES. Assignor absolutely, presently and unconditionally grants, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Leases. This grant includes without limitation: (a) all rent payable under the Leases; (b) all tenant security deposits held by Assignor pursuant to the Leases; (c) all additional rent payable under the Leases; (d) all proceeds of insurance payable to Assignor under the Leases and all awards and payments on account of any taking or condemnation; and (e) all claims, damages and other amounts payable to Assignor in the event of a default under or termination of any of the Leases, including without limitation all of Assignor's claims to the payment of damages arising from any rejection by a tenant of any Lease under the Bankruptcy Code as amended from time to time. All of the items referred to in this Section 2 are collectively referred to in this Agreement as the "Income".

         3. NO CANCELLATION OR MODIFICATION OF LEASES. Assignor covenants and agrees that, without the prior written consent of Assignee, except as otherwise provided in the Deed To Secure Debt, it will not (a) cancel or terminate any Lease or accept a surrender of any Lease (except in the event of a default); (b) reduce the rent or additional rent or accept payment of any installment of rent under any Lease more than one month in advance of its due date; (c) modify or amend any Lease in any material way; or (d) consent to an assignment of the tenant's interest or to a subletting of any Lease unless the tenant remains liable under the Lease following the assignment or subletting.

If any of these acts described in this Section 3 are done without the consent of Assignee, at the option of Assignee, they shall be of no force or effect and shall constitute a breach of the terms of this Agreement and of the Deed To
Secure Debt.

         4. SPECIFIC COVENANTS OF ASSIGNOR. Assignor covenants and agrees:

                  (a) To perform fully all material obligations, duties, and agreements of landlord under the Leases in a commercially reasonable manner.



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                  (b) At Assignor's sole cost and expense, in a commercially reasonable manner, to appear in and defend any action or proceeding arising under the Leases or which is connected with the obligations, duties or liabilities of landlord, tenant or any guarantor and to pay all costs and expenses of Assignee, including reasonable attorneys' fees, in any action or proceeding in which Assignee may appear.

                  (c) If Assignor fails to make any payment or to do any acts required by this Agreement, then Assignee may in its sole discretion, upon prior written notice to Assignor and the expiration of any cure periods under the Deed
To Secure Debt, perform Assignor's obligations under the Leases as Assignee may deem reasonably necessary, at Assignor's cost and expense. These acts may include without limitation appearing in and defending any proceeding connected with the Leases, including without limitation any proceedings of any tenants under the Bankruptcy Code. No action by Assignee shall release Assignor from its obligation under this Agreement. Assignor irrevocably appoints Assignee its true and lawful attorney to exercise it rights under this Agreement, which appointment is coupled with an interest.

                  (d) To pay immediately upon demand all sums expended by Assignee under this Agreement, together with interest at the Default Rate (as defined in the Note). These expenditures shall be secured by the Deed To Secure
Debt.

                  (e) If a petition under the Bankruptcy Code shall be filed by or against Assignor and Assignor, as landlord, shall determine to reject any lease pursuant to Section 365(a), then Assignee shall have the right, but not the obligation, to demand that Assignor assume and assign the lease to Assignee and Assignor shall provide adequate assurance of future performance under the lease.

                  (f) Assignee's rights under this Agreement may be exercised either independently of or concurrently with any other right in this Agreement, the Deed To Secure Debt or in any other document securing the Note. No action taken by Assignee under this Agreement shall cure or waive any default nor affect any notice under the Deed To Secure Debt.

         5. LEASING OF PROPERTY. Assignor covenants and agrees, upon demand, to confirm in writing the assignment to Assignee of all subsequent Leases of the Property upon the terms set forth in this Agreement. Notwithstanding the preceding sentence, the terms and provisions of this Agreement shall apply automatically to any Leases entered into after the Execution Date.

         6. REPRESENTATIONS AND WARRANTIES. Assignor makes the following representations and warranties in connection with the Leases: (a) Assignor has not executed any prior assignment of its right, title and interest in the Leases, or of the Income; (b) Assignor has not done any act which might prevent
Assignee from exercising its rights under this Agreement; (c) except only for security deposits, rent and additional rent for the current month, Assignor has not accepted under any of the Leases any payment of advance rent or additional rent in an amount that is more than one month's rent and additional rent; (d) there is no material default now existing under any of the Leases and to Assignor's best knowledge, no event has occurred and is continuing which would constitute an event of default but for the requirement that notice be given in accordance with the terms of the Lease, except as set forth on the rent roll delivered to Lender; (e) Assignor has delivered to Assignee true and correct copies of all of the Leases described on Exhibit B which is attached to this Agreement; and (f) all Leases are in full force and effect without any oral or written modification except as set forth in writing in the copies delivered to Assignee.

         7. LICENSE TO COLLECT MONIES UNTIL DEFAULT BY ASSIGNOR. So long as no
Event of Default (as defined in the Deed To Secure Debt) exists and so long as there is no default by Assignor under this Agreement or under any of the Leases
(all of the foregoing are collectively referred to as, a "Default"), Assignor shall have a license to receive and use all Income. This license shall be terminable at the sole option of Assignee, without regard to the adequacy of its security under this Agreement or under the Deed To Secure Debt and without notice to Assignor, if there is a Default.

         8. ENTRY BY ASSIGNEE AND RECEIVER. Upon an Event of Default, Assignee is authorized either in person or by agent, with or without bringing any action or proceeding or having a receiver appointed by a court, (a) to enter upon, take possession of, manage and operate the Property and collect the Income, and (b)


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to make, enforce, modify, and accept the surrender of the Leases. Assignee is authorized to take these actions either with or without taking possession of the Property. In connection with this entry, Assignor authorizes Assignee to perform all acts necessary for the operation and maintenance of the Property. Assignee may sue for or otherwise collect all Income, including those past due and unpaid, and apply the Income, less costs and expenses of operation and collection, including reasonable attorneys' fees actually incurred, to the indebtedness secured by the Deed To Secure Debt in such order as Assignee may determine. Assignee's exercise of its rights under this Section shall not be deemed to cure or waive any Event of Default.

         9. INDEMNIFICATION. Assignor shall indemnify Assignee against and hold it harmless from any and all liability, claims, loss or damage which it may incur under the Leases or under this Agreement, except to the extent arising from Lender's gross negligence or willful misconduct.

         10. MORTGAGEE IN POSSESSION. To the fullest extent permitted by law, neither the assignment of Income to Assignee nor the exercise by Assignee of any of its rights or remedies under this Agreement, including without limitation, the entering into possession or the appointment of a receiver shall be deemed to make Assignee a "mortgagee-in-possession" or otherwise liable with respect to the Property. Although Assignee has the right to do so, it shall not be obligated to perform any obligation under the Leases by reason of this Agreement. To the fullest extent permitted by law, neither this Agreement nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligation or liability under any of the Leases.

         11. SATISFACTION AND TERMINATION. Upon the payment in full of the Loan, as evidenced by the recording of a Satisfaction of the Deed To Secure Debt, this Agreement shall be cancelled.

         12. TENANTS ENTITLED TO RELY ON ASSIGNEE'S REQUESTS. Assignor irrevocably authorizes and directs the tenants and their successors, upon receipt of any written request of Assignee stating that an Event of Default exists, to pay to Assignee the Income due and to become due under the Leases.
Assignor agrees that the tenants shall have the right to rely upon any such statement without any obligation to inquire as to whether an Event of Default actually exists and regardless of any claim of Assignor to the contrary.
Assignor agrees that it shall have no claim against the tenants for any Income paid by the tenants to Assignee. Upon the curing of all Events of Default, Assignee shall give written notice to the tenants to recommence paying the rents to Assignor.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of and be enforceable by Assignee, its successors and assigns and any trustee appointed for the benefit of the holder of the Note. If more than one person, corporation, partnership or other entity shall execute this Agreement, then the obligations of the parties executing the Agreement shall be joint and several.

         14 NOTICES. All notices pursuant to this Agreement shall be given in accordance with the Notice provision of the Deed To Secure Debt, which is incorporated into this Agreement by this reference.

         15. GOVERNING LAW. This Agreement shall be governed and construed by the laws of the State in which the Property is located.

         16. MISCELLANEOUS. This Agreement may be modified, amended, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such modification, amendment, waiver, or termination is sought.
No failure or delay in exercising any of these rights shall constitute a waiver of any Default. Assignor, at its expense, will execute all documents and take all action that Assignee from time to time may reasonably request to preserve and protect the rights provided under this Agreement. The headings in this Agreement are for convenience of reference only and shall not expand, limit or otherwise affect the meanings of the provisions. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one document.

         17. LIABILITY OF ASSIGNOR. Liability under this Agreement is limited in the same manner and to the same extent as liability is limited under Section 11 of the Note and Article IX of the Deed To Secure Debt.


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         IN WITNESS WHEREOF, this Assignment of Leases is executed under seal as of the Execution Date.

                                        ATLANTIC CENTER PLAZA, LLC,
                                        a Georgia limited liability company

                                        By: P&L ACP, LLC,
                                            a Georgia limited liability company,
                                              its Manager


                                            By: /s/ Harry E. Morgan
                                                --------------------------------
                                                    Harry E. Morgan, Manager


Signed, sealed and delivered in
the presence of:


-----------------------------------
Unofficial Witness


-----------------------------------
Notary Public

(Notarial Seal)




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                                    EXHIBIT A

                                LEGAL DESCRIPTION












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                                    EXHIBIT B

                              DESCRIPTION OF LEASES


The existing Leases are set forth in that certain Certificate of Rent Roll and Lease Status of even date executed by Assignor in favor of Assignee.





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